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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 22, 1996, in the Prospectus of Homestead Village Incorporated that is made a part of the Post-Effective Amendment No. 1 on Form S-1 to the Registration Statement (Form S-4 No. 333-4455) of Homestead Village Incorporated.

                                          Ernst & Young LLP

Dallas, Texas

October 9, 1996